Exhibit 10.3

AMENDMENT TO THE

TAKE-TWO INTERACTIVE SOFTWARE, INC.

INCENTIVE STOCK PLAN

(As amended effective April 10, 2008)

WHEREAS, Take-Two Interactive Software, Inc. (the “Company”) maintains the Take-Two Interactive Software, Inc. Incentive Stock Plan (As amended effective April 10, 2008) (the “Incentive Stock Plan”);

WHEREAS, pursuant to Section 9 of the Incentive Stock Plan, the Board of Directors of the Company (the “Board”) may at any time, and from time to time, amend the provisions of the Incentive Stock Plan; and

WHEREAS, subject to the approval by the Company’s stockholders (the “Approval”) of the Take-Two Interactive Software, Inc 2009 Stock Incentive Plan (the “2009 Plan”), the Board desires to amend the Incentive Stock Plan to (i) transfer to the 2009 Plan the Company’s common stock remaining available for grant under the Incentive Stock Plan as of the close of business on the date of the Approval (the “Approval Date”) and (ii) to provide that no further grants will be made under the Incentive Stock Plan after the Approval.

NOW, THEREFORE, pursuant to Section 9 of the Incentive Stock Plan, subject to, and effective as of, the Approval, the Incentive Stock Plan is hereby amended as follows:

1.  The following paragraph is hereby added to the end of Section 3 of the Incentive Stock Plan to read as follows:

“Notwithstanding the foregoing, all shares of Stock available for grant under the Plan as of the close of business on the date (the “Approval Date”) that the Company’s stockholders approve (the “Approval”) the Take-Two Interactive Software, Inc 2009 Stock Incentive Plan (the “2009 Plan”) shall be transferred to the 2009 Plan effective as of the close of business on Approval Date.  Following the close of business on the Approval Date, no shares of Stock will be available for the grant of awards under the Plan and shares of Stock that are subject to any award under the Plan that are forfeited after the close of business on the Approval Date shall not be available for grant under the Plan.”

2.  The following paragraph is hereby added to the end of Section 4 of the Incentive Stock Plan to read as follows:

“Notwithstanding anything herein to the contrary, no awards shall be granted under the Plan following the Approval.”

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by its officer or representative duly authorized by the Board for such purpose on this 23rd day of April, 2009.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:	/s/ Daniel P. Emerson
Name:	Daniel P. Emerson
Title:	Vice President, Associate General Counsel and Secretary